United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 6, 2017
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LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

DELAWARE	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986-5600
 __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Œ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Œ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Œ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Œ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in its Current Report on Form 8-K filed with the SEC on December 12, 2013, Louisiana-Pacific Corporation (the “Company”) entered into a credit agreement (as amended through the date hereof, the “Credit Agreement”), dated as of December 6, 2013, among the Company, American AgCredit, FLCA, as Administrative Agent, CoBank, ACB, as the L/C Issuer, and the lenders named therein. On December 6, 2017 (the “Effective Date”), the Company entered into the Third Amendment to Credit Agreement among the Company, the lenders and voting participants identified therein, American AgCredit, FLCA, as Administrative Agent and CoBank, ACB, as the L/C Issuer. Among other things, the Third Amendment amended the Credit Agreement:

•	extend the maturity date from December 6, 2018 to December 6, 2022;

•	lower the applicable rate for Eurodollar rate loans and base rate loans;

•	lower commitment fees;

•	add floors for Eurodollar rate loans and base rate loans;

•
replace the financial covenant requiring a minimum unrestricted cash/cash equivalents with a new financial covenant that requires that the ratio of (a) consolidated current assets of the Company and its subsidiaries to (b) consolidated current liabilities of the Company and its subsidiaries, in each case, as determined in accordance with GAAP, as of the end of any fiscal quarter, beginning with the fiscal quarter ending December 31, 2017, be at least 2.00:1.00; and

•	release certain guarantors.

Borrowings under the Credit Agreement will bear interest at, based on the Company’s election, the prime rate or Eurodollar rate (subject to specified floors) plus the applicable rate, determined by reference to the Company’s EBITDA/interest ratio.

The foregoing description of the Credit Agreement as amended by the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

Exhibit Number	Description

10.1
Third Amendment to Credit Agreement, dated as of December 6, 2017, by and among Louisiana-Pacific Corporation, American AgCredit, FLCA, as administrative agent and the lenders and voting participants party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ SALLIE B. BAILEY
Sallie B. Bailey
Executive Vice President and Chief
Financial Officer
(Principal Financial Officer)
Date: December 8, 2017